NRPL 2023-RPL1 Trust ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Nomura Corporate Funding Americas, LLC (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Review”:	1,234 mortgage loan(s)
▪	“Compliance, Credit and Valuation Review”:	12 mortgage loan(s)
▪	“Lease Review”:	1 mortgage loan(s)
▪	“Data Integrity Review”:	1,247 mortgage loans(s)
▪	“Collection Comment Review”:	1,247 mortgage loans(s)
▪	“Payment History Review”:	1,247 mortgage loans(s)
▪	“Title Review”:	1,247 mortgage loans(s)
▪	“Modification Review”:	1,247 mortgage loans(s)

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The Review contained on thousand two hundred forty-seven (1,247) loans totaling an aggregate original principal balance of approximately $227.742 million.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology. AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Borrowers	Contract Sales Price	Interest Rate Periodic Cap	Next Payment Change Date	PMI Company
# of Units	Credit Report Date	Interest Rate Periodic Floor	Note Date	PMI Coverage %
Amortization Term	Doc Type	Investor: Qualifying Housing Ratio	Occupancy	PMI Lender Paid MI %
Amortization Type	First Interest Rate Change Date	Investor: Qualifying Total Debt Ratio	Original CLTV	PMI MI Certificate Number
Appraisal As-Is Value	First Payment Change Date	Lien Position	Original Interest Rate	PMI Refundable MI
Appraisal Date	First Payment Date	Lookback Period	Original Interest Rate Period	Prepayment Penalty
Appraisal Effective Date	Has Modification?	LTV Valuation Value	Original Loan Amount	Prepayment Penalty Period (months)
Appraised Value	Index Type	Margin	Original LTV	Property Type
Balloon Flag	Index Value	Maturity Date	Original P&I	Purpose
Borrower First Name	Interest Collection Type	Maximum Balance %	Original PITI	Refi Purpose

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Borrower Full Name	Interest Only	MERS Min Number	Original Term	Representative FICO
Borrower Last Name	Interest Only Period	Mod Amortization Type	Origination Channel	Rounding Factor
Borrower Middle Name	Interest Only Period Expiration Date	Mod Balloon?	Origination Company Name	Rounding Method
Borrower Qualifying FICO	Interest Rate Change Frequency	Mod Date	Originator Application Date	State
Borrower Self-Employed?	Interest Rate Initial Cap	Mod Deferred Balance	Originator Loan Designation	Street
Borrower SSN	Interest Rate Initial Floor	Mod Maturity Date	Other Financing - Lien Position 2 - Current Balance	Total Cash-out
City	Interest Rate Initial Maximum	Mod Neg Am	Other Financing - Lien Position 2 - Original Loan Amount	Total Debt Ratio
Coborrower First Name	Interest Rate Initial Minimum	Mod Original Interest Rate	Other Financing Junior Total Original Loan Amount	Universal Loan Identifier (ULI)
Coborrower Full Name	Interest Rate Life Cap	Mod P&I	Other Financing Senior Total Balance	Zip
Coborrower Last Name	Interest Rate Life Floor	Mortgage Type	Payment Adjustment Frequency Months
Coborrower Middle Name	Interest Rate Life Max	Neg Am	Payment Change Frequency
Coborrower SSN	Interest Rate Life Min	Next Interest Rate Change Date	PITIA Reserves Months

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the corresponding Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

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Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

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DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

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AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

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iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);

▪	Final application (1003);

▪	Note;

▪	Appraisal;

▪	Sales contract;

▪	Title/Preliminary Title;

▪	Initial TIL;

▪	Final TIL;

▪	Final HUD-1;

▪	Initial and final GFE’s;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	FACTA disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

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b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

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The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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COLLECTION COMMENT REVIEW (1,247 loans): AMC performed up to 24-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

PAYMENT HISTORY REVIEW (1,247 loans): AMC performed up to 24-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

MODIFICATION REVIEW (1,247 loans): AMC conducted a review of the modification, or modifications, contained within the mortgage loan file.

TITLE REVIEW (1,247 loans): SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between February 2023 and March 2023. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). AMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:

a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.

b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)

b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)

c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:

i.	Municipal liens (“Municipal Liens”)

ii.	Property tax liens/security agreements (“Property Tax Liens”)

iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)

iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement

b.	Debtor Identity Verification (i.e. Commonality of Name)

c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.

d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued. SitusAMC also hereby disclaims any representation or warranty as to the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

LEASE RESULTS SUMMARY (1 Mortgage Loan(s))

OVERALL RESULTS SUMMARY

For the one lease loan(s) reviewed, 100% received an “A” Overall grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	1	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	1	100.00%

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CREDIT RESULTS SUMMARY

For the one lease loan(s) reviewed, 100% received an “A” Credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	1	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	1	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

For the one lease loan(s) reviewed 100% received an “A” Property grade.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	1	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	1	100.00%

REVIEW EXCEPTION SUMMARY (1 Mortgage Loans(s))

The summaries below detail the exceptions from the Lease Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Not applicable

COMPLIANCE RESULTS SUMMARY (1,246 mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

FOR NOTE DATES BEFORE FEBRUARY 28, 2021 (1,234 Mortgage Loans) (Greater than 24 months)

Overall: NRSRO Grade (DBRS & Fitch)	Loan Count	% of Loans
A	153	12.40%
B	947	76.74%
C	0	0.00%
D	134	10.86%
Total	1,234	100.00%

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FOR NOTE DATES AFTER FEBRUARY 28, 2021 (12 Mortgage Loans) (Less than 24 months)

Overall: NRSRO Grade (DBRS & Fitch)	Loan Count	% of Loans
A	2	16.67%
B	0	0.00%
C	6	50.00%
D	4	33.33%
Total	12	100.00%

REVIEW EXCEPTION SUMMARY (1,246 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

FOR NOTE DATES BEFORE FEBRUARY 28, 2021 (1,234 Mortgage Loans) (Greater than 24 months)

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	134
		Total Compliance Grade (D) Exceptions:	134
	C	FHA MIP	2
		Total Compliance Grade (C) Exceptions:	2
	B	Missing Application Date	690
		RESPA	560
		TILA	544
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	309
		Missing Non-Required Data	300
		Missing, Incorrect, or Incomplete GFE	241
		LTV Test	179
		Missing, Incorrect, or Incomplete Final TIL	153
		FACTA	133
		Misc. State Level	103
		Missing Required Data	103
		State Defect	99
		Safe Act	74
		TIL-MDIA	56
		Loan Package Documentation	53
		Missing Required Data (other than HUD-1 or Note)	42
		TRID Defect	34
		State Late Charge	28
		ECOA	26
		FHA	14
		Final TIL Estimated	12
		Missing, Incorrect, or Incomplete Final or Initial 1003	9
		Federal HPML	8
		TRID	6
		GSE	5
		Missing, Incorrect, or Incomplete Initial TIL	3
		Missing Disclosure	3
		Compliance	2
		State HPML	1
		ATR/QM	1
		Total Compliance Grade (B) Exceptions:	3,791
Total Compliance Exceptions:			3,927

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FOR NOTE DATES AFTER FEBRUARY 12, 2021 (12 Mortgage Loans) (Less than 24 months)

Exception Type	DBRS & Fitch Final Exception Rating	Exception Category	Total
Compliance	B	Flood	1
		RESPA	1
		TRID Defect	1
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		TRID	1
		Total Compliance Grade (B) Exceptions:	5
Total Compliance Exceptions:			5
Credit	C	Missing Document	6
		Guideline	3
		Credit	1
		Loan Package Documentation	1
		Disclosure	1
		Insurance	1
		Total Credit Grade (C) Exceptions:	13
	B	Loan Package Documentation	1
		Guideline	1
		Total Credit Grade (B) Exceptions:	2
Total Credit Exceptions:			15
Property	D	Property - Appraisal	4
		Total Property Grade (D) Exceptions:	4
Total Property Exceptions:			4
Grand Total:			24

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand two hundred forty-seven (1,247) Loans reviewed, one thousand one hundred sixty (1,160) unique Loans had five thousand nine hundred forty-five (5,945) different tape discrepancies across ninety-four (94) data fields (some Loans had more than one data delta). The most variances were found on Maturity Date, Original CLTV and Original LTV.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Borrowers	0	13	0.00%	1,247
# of Units	93	559	16.64%	1,247
Amortization Term	116	249	46.59%	1,247
Amortization Type	106	667	15.89%	1,247
Appraisal As-Is Value	110	111	99.10%	1,247
Appraisal Date	34	37	91.89%	1,247
Appraisal Effective Date	1	2	50.00%	1,247
Appraised Value	19	80	23.75%	1,247
Balloon Flag	19	180	10.56%	1,247
Borrower First Name	105	897	11.71%	1,247
Borrower Full Name	88	133	66.17%	1,247
Borrower Last Name	44	906	4.86%	1,247
Borrower Middle Name	41	97	42.27%	1,247
Borrower Qualifying FICO	1	3	33.33%	1,247
Borrower Self-Employed?	0	1	0.00%	1,247
Borrower SSN	76	341	22.29%	1,247
City	46	1,219	3.77%	1,247
Coborrower First Name	76	321	23.68%	1,247
Coborrower Full Name	33	49	67.35%	1,247
Coborrower Last Name	57	321	17.76%	1,247
Coborrower Middle Name	9	26	34.62%	1,247
Coborrower SSN	20	126	15.87%	1,247
Contract Sales Price	89	180	49.44%	1,247
Credit Report Date	16	17	94.12%	1,247
Doc Type	127	169	75.15%	1,247
First Interest Rate Change Date	76	91	83.52%	1,247
First Payment Change Date	36	41	87.80%	1,247
First Payment Date	107	1,005	10.65%	1,247
Has Modification?	1	9	11.11%	1,247
Index Type	111	155	71.61%	1,247
Index Value	3	4	75.00%	1,247
Interest Collection Type	5	93	5.38%	1,247
Interest Only	15	211	7.11%	1,247
Interest Only Period	5	10	50.00%	1,247
Interest Only Period Expiration Date	13	13	100.00%	1,247
Interest Rate Change Frequency	112	155	72.26%	1,247
Interest Rate Initial Cap	95	111	85.59%	1,247

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Interest Rate Initial Floor	44	44	100.00%	1,247
Interest Rate Initial Maximum	6	8	75.00%	1,247
Interest Rate Initial Minimum	6	7	85.71%	1,247
Interest Rate Life Cap	88	98	89.80%	1,247
Interest Rate Life Floor	35	37	94.59%	1,247
Interest Rate Life Max	74	99	74.75%	1,247
Interest Rate Life Min	78	98	79.59%	1,247
Interest Rate Periodic Cap	94	129	72.87%	1,247
Interest Rate Periodic Floor	24	37	64.86%	1,247
Investor: Qualifying Housing Ratio	2	3	66.67%	1,247
Investor: Qualifying Total Debt Ratio	94	213	44.13%	1,247
Lien Position	17	981	1.73%	1,247
Lookback Period	8	10	80.00%	1,247
LTV Valuation Value	205	664	30.87%	1,247
Margin	231	305	75.74%	1,247
Maturity Date	421	853	49.36%	1,247
Maximum Balance %	4	6	66.67%	1,247
MERS Min Number	80	81	98.77%	1,247
Mod Amortization Type	0	1	0.00%	1,247
Mod Balloon?	0	1	0.00%	1,247
Mod Date	2	3	66.67%	1,247
Mod Deferred Balance	0	3	0.00%	1,247
Mod Maturity Date	0	1	0.00%	1,247
Mod Neg Am	0	1	0.00%	1,247
Mod Original Interest Rate	0	1	0.00%	1,247
Mod P&I	0	1	0.00%	1,247
Mortgage Type	3	7	42.86%	1,247
Neg Am	13	112	11.61%	1,247
Next Interest Rate Change Date	15	15	100.00%	1,247
Next Payment Change Date	10	12	83.33%	1,247
Note Date	152	1,226	12.40%	1,247
Occupancy	81	779	10.40%	1,247
Original CLTV	261	680	38.38%	1,247
Original Interest Rate	185	839	22.05%	1,247
Original Interest Rate Period	6	8	75.00%	1,247
Original Loan Amount	47	1,198	3.92%	1,247
Original LTV	240	780	30.77%	1,247
Original P&I	172	610	28.20%	1,247
Original PITI	2	2	100.00%	1,247
Original Term	168	609	27.59%	1,247
Origination Channel	1	4	25.00%	1,247
Origination Company Name	3	3	100.00%	1,247

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Originator Application Date	24	24	100.00%	1,247
Originator Loan Designation	2	11	18.18%	1,247
Other Financing - Lien Position 2 - Current Balance	0	2	0.00%	1,247
Other Financing - Lien Position 2 - Original Loan Amount	0	1	0.00%	1,247
Other Financing Junior Total Original Loan Amount	24	32	75.00%	1,247
Other Financing Senior Total Balance	2	4	50.00%	1,247
Payment Adjustment Frequency Months	2	2	100.00%	1,247
Payment Change Frequency	34	38	89.47%	1,247
PITIA Reserves Months	5	5	100.00%	1,247
PMI Company	61	116	52.59%	1,247
PMI Coverage %	113	169	66.86%	1,247
PMI Lender Paid MI %	14	17	82.35%	1,247
PMI MI Certificate Number	1	1	100.00%	1,247
PMI Refundable MI	0	1	0.00%	1,247
Prepayment Penalty	3	38	7.89%	1,247
Prepayment Penalty Period (months)	5	17	29.41%	1,247
Property Type	186	872	21.33%	1,247
Purpose	110	933	11.79%	1,247
Refi Purpose	188	474	39.66%	1,247
Representative FICO	115	207	55.56%	1,247
Rounding Factor	12	16	75.00%	1,247
Rounding Method	3	3	100.00%	1,247
State	1	1,234	0.08%	1,247
Street	132	1,212	10.89%	1,247
Total Cash-out	0	1	0.00%	1,247
Total Debt Ratio	2	2	100.00%	1,247
Universal Loan Identifier (ULI)	1	1	100.00%	1,247
Zip	128	1,217	10.52%	1,247
Total	5,945	25,821	23.02%	1,247

COLLECTION COMMENT REVIEW SUMMARY (1,247 mortgage Loans)

AMC reviewed a total of 1,247 mortgage loans. In total 71 mortgage loans (5.69% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
3	71	5.69%
2	178	14.27%
1	998	80.03%
Total	1,247	100.00%

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Exception Type	Exception Grade	Exception	Total
Comment	3	Collection Comments - Incomplete -	60
		Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	3
		Mortgagor Deceased - Not clear or no information on executor/heir	3
		Cease and Desist Request Received From Mortgagor or 3rd Party	2
		Verbal Dispute - No indication servicer ever responded and appears issue still active	2
		Cramdown Granted.	1
		RFD - Borrower Illness	1
		Title Issue -	1
		Total Credit Grade (3) Exceptions:	73

PAYMENT HISTORY REVIEW SUMMARY (1,247 mortgage Loans)

All but 32 of the 1,247 Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 1,025 mortgage loans (82.20%) showed at last one delinquency within the look back period. In addition, 18 mortgage loans (1.44%) did show a delinquency and had at least one month missing payment history data. As of the 1/31/2023 cutoff date, all but 91 mortgage loans (7.29%) mortgage loans were current. Some “% of Loans” may not add to 100% due to rounding.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	208	16.68%
Delinquency, No Missing Data	1,007	80.75%
No Delinquency, At Least One Month Missing	14	1.12%
Delinquency, At Least One Month Missing	18	1.44%
Total	1,247	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (1,247 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 1,247 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 3 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 3 mortgage loan files, 3 of the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

●	Except with respect to 56 Association Liens across 28 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

●	Except with respect to 115 Municipal Liens across 48 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

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●	Except with respect to 6 Property Tax Liens across 3 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

●	Except with respect to 19 Prior Liens across 17 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 19 Prior Liens across 17 mortgage loan files, 7 Prior Liens were determined to be mitigated as the timeline for enforceability has passed, 16 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, and 3 Prior Liens were not determined to be mitigated as the mortgage loan file contains insufficient title evidence to mitigate the issue.

●	Except with respect to 74 Prior Mortgages across 62 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 74 Prior Mortgages across 62 mortgage loan files, 17 Prior Mortgages were determined to be mitigated as the timeline for enforceability has passed, and 62 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, and 7 Prior Mortgages were not determined to be mitigated as the mortgage loan files contain insufficient title evidence to mitigate the issue.

●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	991	79.47%	$176,478,678.94	77.49%
Adjustable	256	20.53%	$51,263,392.15	22.51%
Total	1,247	100.00%	$227,742,071.09	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,239	99.36%	$227,160,071.09	99.74%
2	8	0.64%	$582,000.00	0.26%
Total	1,247	100.00%	$227,742,071.09	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	284	22.77%	$47,282,382.36	20.76%
Cash Out: Home Improvement/Renovation	2	0.16%	$378,673.22	0.17%
Cash Out: Other/Multi-purpose/Unknown Purpose	247	19.81%	$43,478,380.90	19.09%
Limited Cash-Out	10	0.80%	$1,937,804.00	0.85%
First Time Home Purchase	222	17.80%	$37,190,290.47	16.33%
Other-than-first-time Home Purchase	204	16.36%	$43,660,407.33	19.17%
Rate/Term Refinance - Lender Initiated	4	0.32%	$836,050.00	0.37%
Rate/Term Refinance - Borrower Initiated	212	17.00%	$43,331,949.90	19.03%
Construction to Permanent	2	0.16%	$192,414.00	0.08%
Unavailable	60	4.81%	$9,453,718.91	4.15%
Total	1,247	100.00%	$227,742,071.09	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	3	0.24%	$270,319.56	0.12%
121-180 Months	57	4.57%	$8,604,842.13	3.78%
181-240 Months	58	4.65%	$6,816,006.65	2.99%
241-360 Months	1,111	89.09%	$208,356,200.34	91.49%
361+ Months	18	1.44%	$3,694,702.41	1.62%
Total	1,247	100.00%	$227,742,071.09	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	778	62.39%	$133,619,899.42	58.67%
Co-op	1	0.08%	$78,300.00	0.03%
Condo, Low Rise	62	4.97%	$11,248,607.68	4.94%
Condo, High Rise	8	0.64%	$2,362,800.00	1.04%
PUD	117	9.38%	$27,578,934.11	12.11%
Townhouse	5	0.40%	$1,076,927.44	0.47%
Single-wide Manufactured Housing	3	0.24%	$338,880.00	0.15%
1 Family Attached	18	1.44%	$3,659,093.08	1.61%
2 Family	49	3.93%	$13,117,523.00	5.76%
3 Family	7	0.56%	$3,031,154.00	1.33%
4 Family	5	0.40%	$2,218,575.00	0.97%
Other	1	0.08%	$81,250.00	0.04%
Unavailable	193	15.48%	$29,330,127.36	12.88%
Total	1,247	100.00%	$227,742,071.09	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,088	87.25%	$198,055,742.05	86.96%
Investment	89	7.14%	$16,759,929.17	7.36%
Second Home	25	2.00%	$5,930,909.58	2.60%
Unknown	45	3.61%	$6,995,490.29	3.07%
Total	1,247	100.00%	$227,742,071.09	100.00%

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